SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 22, 2007

DRYCLEAN USA, Inc.
(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

0-9040	11-2014231
(Commission File Number)	(IRS Employer Identification No.)

290 N.E. 68 Street, Miami, Florida	33138
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (305) 754-4551

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

EXPLANATORY NOTE

The Exhibit filed with the original filing of this Report inadvertently was the letter received last year by the Company from Wachovia Bank, National Association. This amendment is to file the letter dated October 18, 2007 received on October 22, 2007 from Wachovia Bank, National Association.

Item 9.01      Financial Statements and Exhibits.

                     (a)           Financial Statements of Businesses Acquired:     None

                     (b)           Pro Forma Financial Information:                       None

                     (c)           Exhibits:

4.01	Letter, dated October 18, 2007, from Wachovia Bank, National Association, among other things, extending the Company’s revolving credit facility.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: October 23, 2007	DRYCLEAN USA, Inc. By: /s/ Michael S. Steiner Michael S. Steiner President

EXHIBIT INDEX

Exhibit No.	Description

4.01	Letter, dated October 18, 2007, from Wachovia Bank, National Association, among other things, extending the Company’s revolving credit facility.